UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2008

DAIRY FRESH FARMS INC.

Nevada	333-111486	98-0407549
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number )	(I.R.S. Employer Identification No.)

413 Churchill Avenue N. Ottawa, Ontario, Canada		K1Z 5C7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 613-724-2484
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 26, 2008, the Board of Directors accepted the resignations of John Parry and David C. Hayes as members of the Board of Directors of the Company. To the knowledge of the Board of Directors, neither John Parry nor David C. Hayes had any disagreement with the Company on any matter related to the Company's operations, policies or practices.

On March 26, 2008, the Board of Directors reaffirmed Mr. Ian Morrice as the Chief Executive Officer, Ron Evans, C.A. as the Chief Financial Officer, and Alan Soltis as the Chief Operating Officer. At this time, no employment agreements have been executed and no compensation arrangements have been finalized.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 27, 2008

Dairy Fresh Farms, Inc.

By:	/s / Ian Morrice
Ian Morrice
Chief Executive Officer, Director